   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 8, 1996
                                                            Registration No. 33-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-2

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                        SENIORS' POOLED RETIREMENT FUND
               (Exact Name of Registrant as Specified in Charter)
                             3422 Old Capital Trail
                        Wilmington, Delaware 19808-6192
                    (Address of Principal Executive Office)

                                 (302) 996-3281
                        (Registrant's Telephone Number)

                     Name and Address of Agent for Service:
                            DONALD F. MINTMIRE, ESQ.
                         265 Sunrise Avenue, Suite 204
                              Palm Beach, FL 33480

                                    Copy to:
                             PATRICK H. ALLEN, ESQ.
                  Freer & McGarry, A Professional Corporation
                       1000 Thomas Jefferson Street, N.W.
                                   Suite 600
                            Washington, D.C.  20007


         Approximate Date of Proposed Public Offering: As soon as possible after the effective date of this registration statement.
         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. /X/

       Calculation of Registration Fee Under the Securities Act of 1933
--------------------------------------------------------------------------------

                                                         Proposed              Proposed
                                                          Maximum               Maximum
Title of Securities           Amount Being            Offering Price           Aggregate                   Amount of
Being Registered               Registered                per Share          Offering Price             Registration Fee
-----------------------------------------------------------------------------------------------------------------------
Common stock                 20,000 shares                $5,000             $100,000,000                 $3,233(1)
-----------------------------------------------------------------------------------------------------------------------

    (1) The securities that are the subject of this registration statement were previously registered on registration statement number 33-45225. Pursuant to Rule 429(b), the amount of $31,250 is being carried over from the prior registration statement.

    This registration statement shall hereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933.

================================================================================

                        SENIORS' POOLED RETIREMENT FUND


                                     PART I

        Cross reference sheet pursuant to Rule 501(b) of Regulation S-K:

    Item number and caption             Caption in Prospectus
    -----------------------             ---------------------
 1. Cover Page                          Cover Page
 2. Synopsis                            Summary
 3. Condensed Financial Information     Not applicable
 4. Plan of Distribution                The Offering
 5. Use of Proceeds                     Seniors' Pooled Retirement Fund
 6. General Information and History     Seniors' Pooled Retirement Fund
 7. Investment Objectives and Policies  Seniors' Pooled Retirement Fund
 8. Tax Status                          Certain Tax Considerations
 9. Brokerage Allocation and
        Other Practices                 Not applicable
10. Pending Legal Proceedings           Not applicable
11. Control Persons and Principal
         Holders of Securities          Management of the Fund
12. Directors, Officers and
         Advisory Board Members         Management of the Fund
13. Remuneration of Directors
        and Others                      Management of the Fund
14. Custodian, Transfer Agent and
        Dividend Paying Agent           Management of the Fund
15. Investment Advisory and
        Other Services                  Management of the Fund
16. Defaults and Arrears on
        Senior Securities               Not applicable
17. Capital Stock                       The Units
18. Long Term Debt                      Not applicable
19. Other Securities                    Not applicable
20. Financial Statements                Statement of Assets and Liabilities

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Subject to Completion dated February 8, 1996

                        SENIORS' POOLED RETIREMENT FUND
    For males born between 1925 and 1936, females born between 1920 and 1931
                          $100,000,000 OF COMMON STOCK
     being sold in Units of two shares ($10,000) and five shares ($25,000)
(No investor may subscribe to more than one Unit of each denomination; no shares will be sold to or registered in the names of joint tenants or tenants in common.)


    The Seniors' Pooled Retirement Fund (the "Fund") has been organized for the purpose of investing in and holding to maturity a portfolio of long term (maturing in 20 years or more) bonds issued by states and/or political subdivisions (the "Bonds"). The Fund's objective is to provide security of principal, coupled with regular dividends which may increase for surviving investors by terminating dividends to investors who are no longer living. The net proceeds of this offering will be fully invested in Bonds rated AAA, AA or equivalent, held by a commercial bank as custodian. The Fund intends to liquidate all of its assets approximately 30 years after the date of this offering but not later than December 31, 2026, and to make a single liquidating distribution to Unit holders at that time.

THESE SECURITIES ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK, INCLUDING:
 * BECAUSE THE FEES INITIALLY CHARGED INVESTORS FOR THE ORGANIZATIONAL AND UNDERWRITING COSTS OF THE OFFERING ARE SUBSTANTIAL, ONLY 91.6% OF THE OFFERING PROCEEDS WILL BE INVESTED IN THE BONDS. INVESTORS MAY NOT LIVE LONG ENOUGH TO RECOVER SUCH COSTS THROUGH DISTRIBUTIONS.
 *  INVESTORS WOULD LIKELY EARN A HIGHER YIELD BY PURCHASING THE BONDS
    DIRECTLY.
 * PERSONS WHO ARE IN ILL HEALTH, OR WHO HAVE A PRESENT OR FORESEEABLE FUTURE NEED FOR THE FUNDS INVESTED, EITHER FOR THEMSELVES OR FOR DEPENDENTS, SHOULD NOT INVEST IN THE FUND.
 * THE SHARES OFFERED SHOULD BE CONSIDERED ILLIQUID; THEY ARE NOT REDEEMABLE, THERE IS NO MARKET FOR THE SHARES AND NONE IS EXPECTED TO DEVELOP.
 * DISTRIBUTION OF AN INVESTOR'S SHARE OF THE FUND'S PRINCIPAL PROBABLY WILL NOT OCCUR UNTIL THE YEAR 2026, AT WHICH TIME THE VALUE OF SUCH PRINCIPAL MAY BE SIGNIFICANTLY LESS DUE TO INFLATION.
 * DIVIDENDS TO INVESTORS WILL BE SUBJECT TO FEDERAL AND STATE TAXES, EVEN THOUGH THE FUND WILL PAY NO TAXES AT THE CORPORATE LEVEL.
 * THE RIGHT TO DIVIDENDS OVER THE LIFE OF THE FUND IS LIMITED TO THE INVESTOR, IS NOT TRANSFERABLE AND ENDS UPON THE DEATH OF THE INVESTOR. IN ORDER TO RECEIVE DIVIDEND DISTRIBUTIONS, AN INVESTOR MUST PAY $20 ANNUALLY (SUBJECT TO COST-OF-LIVING INCREASES).
 * ALL INVESTMENT DECISIONS FOR THE FUND WILL BE MADE BY ITS BOARD OF DIRECTORS, WHICH HAS NO EXPERIENCE IN MUNICIPAL BOND INVESTING.
 * IF ANY ESCROWED FUNDS ARE RETURNED TO INVESTORS, THE INTEREST EARNED ON SUCH ESCROWED FUNDS WILL BE RETAINED BY THE SPONSOR TO COVER EXPENSES AND WILL NOT BE PAID TO THE INVESTORS.
 * THE FUND'S SHARES MAY CONSTITUTE AN INSURANCE CONTRACT, A TONTINE OR A GAMBLING CONTRACT IN CERTAIN STATES, AND MAY NOT BE OFFERED THEREIN. WERE THE FUND'S SHARES TO BE SOLD IN SUCH STATES, THE FUND AND ITS ADMINISTRATOR COULD BE SUBJECT TO CRIMINAL AND/OR CIVIL PENALTIES, AND IN SOME STATES, INVESTORS COULD BE ENTITLED TO DAMAGES AND/OR RESCISSION. THE PAYMENT OF ANY SUCH PENALTIES, DAMAGES OR RESCISSION AND THE COST OF DEFENDING SUCH CHARGES WOULD REDUCE THE FUND'S ASSETS, ADVERSELY AFFECTING THE AMOUNT OF DIVIDENDS PAYABLE TO SURVIVORS AND THE AMOUNT OF PRINCIPAL UPON LIQUIDATION. CONSEQUENTLY, THE FUND WILL NOT OFFER ITS SHARES FOR SALE IN ANY STATE UNLESS IT HAS RECEIVED (1) THE PRIOR WRITTEN OPINION OF THE APPROPRIATE REGULATORY AUTHORITY OF THAT STATE THAT THE SHARES DO NOT CONSTITUTE A CONTRACT OF INSURANCE, A TONTINE OR A GAMBLING CONTRACT UNDER THE LAWS OF THAT STATE OR (2) AN OPINION OF INDEPENDENT COUNSEL LICENSED TO PRACTICE LAW IN THE STATE TO THE SAME EFFECT AND, IN THE LATTER EVENT, A POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS IS A PART HAS BECOME EFFECTIVE DISCLOSING SUCH OPINION.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Investors are advised to read this Prospectus carefully and retain it for future reference.
                               February __, 1996
                            WORLD INVEST CORPORATION
                  2730 S.W. Third Avenue, Miami, Florida 33129

    THIS OFFERING WILL EXTEND UNTIL JUNE 30, 1997, PROVIDED THAT, IF THE FUND HAS NOT RECEIVED SUBSCRIPTIONS FROM AT LEAST 200 INVESTORS, AGGREGATING AT LEAST $5,000,000, BY SUCH DATE, IT MAY EXTEND THE OFFERING FOR UP TO 90 DAYS.

                           Price to           Underwriting Discount         Proceeds to
                          the Public              or Commission             the Fund(2)
------------------------------------------------------------------------------------------
PER SHARE                   $5,000                    $400                     $4,600
TOTAL MINIMUM(1)          $5,000,000                $400,000                 $4,600,000
TOTAL MAXIMUM(1)         $100,000,000              $8,000,000                $92,000,000
------------------------------------------------------------------------------------------

(1) Unless at least 200 individuals in the same birth-years and subscription-amount bracket subscribe, and aggregate sales to such qualifying groups exceed $5,000,000 prior to June 30, 1997, all funds will be returned, without deduction or interest. In the Administrator's sole discretion, the offering may be extended for up to 90 days. All funds will be deposited in an escrow account at Palm Beach National Bank & Trust Company, 125 Worth Avenue, Palm Beach, Florida 33480, pending purchase of the Bonds or refund to investors.

 (2)  Before deduction of organizational fees estimated to be $125,000.

      The Fund will be divided into up to 12 pools based on life expectancy and amount invested. $10,000 investments by men born in 1925 or 1926 and women born in 1920 or 1921 (such men and women having approximately the same life expectancy) will be placed in one pool, and $25,000 investments by such persons in another; $10,000 investments by men born in 1927 or 1928 and women born in 1922 or 1923 will be placed in a third pool, and $25,000 investments in a fourth; and so on for men and women born in each of the four subsequent two-year periods, according to the amount invested. Unless 200 or more individuals from the same applicable two-year bracket subscribe the same amount during the offering period, all subscriptions of that amount from individuals in such bracket will be returned. The amount available for investment by each pool will be reduced by approximately 8.4% on account of commissions in the amount of 8% of the proceeds payable to the Underwriter, organizational fees estimated at $125,000, and management fees in the amount of 0.68% of the first $10,000,000, and 0.19% of the amount over $10,000,000 of invested proceeds payable to the Administrator for the first year.

      Over the life of the Bonds, interest received will be accumulated and distributed semiannually as dividends, except that approximately 2% will be retained and reinvested in similar Bonds with a view to providing sufficient funds at liquidation for return of all of each investor's original investment. Dividends will be distributed only among those individuals who have submitted a personally executed coupon (accompanied by an annual transactional fee of $20, subject to increase in accordance with increases in the cost of living index) during the last six months of the year preceding such dividends or have conformed with alternative procedures established by the Fund's Administrator. In effect, participation in dividends will terminate upon an investor's death.

      No subscription will be accepted without representations by a broker-dealer satisfactory to the Administrator as to the subscriber's sex and confirming that the subscriber was born in one of the indicated birth years.

      ALL PAYMENTS FOR THE UNITS OFFERED HEREBY MUST BE MADE BY CHECK OR MONEY ORDER PAYABLE TO "PALM BEACH NATIONAL BANK & TR. CO.--SENIORS' POOLED RETIREMENT FUND", AND SHOULD BE DELIVERED TO THE UNDERWRITER OR A PARTICIPATING DEALER FOR TRANSMITTAL TO THE ESCROW AGENT.

--------------------------------------------------------------------------------

                                    SUMMARY


--------------------------------------------------------------------------------

      The following is a summary of certain of the information concerning the Fund which is set forth in this prospectus.

THE FUND

      The Fund is a closed-end, non-diversified investment company organized under the laws of Delaware for the purpose of investing in and holding to maturity a portfolio of long-term municipal bonds (the "Bonds").

      The Bonds will be purchased within 60 days of the end of the offering period. Interest to be realized from such Bonds will be determined at the time of purchase. At least 98% of all interest (net of certain fees) on the Fund's portfolio will be distributed semi-annually to surviving holders of the Fund's Units. The Bonds will be purchased by the Fund's custodian, acting as agent for the Fund, for the Fund's account. All such Bonds will be registered in the name of the Fund.

      The Fund's offices are located at 3422 Old Capitol Trail (ste. 1073), Wilmington, Delaware 19808-6192 (telephone 302-996-3281).

TERM

      The Fund intends to liquidate all of its assets approximately 30 years after the date of this offering, but not later than December 31, 2026, and to make a single liquidating distribution to Unit holders at that time. Absent unforeseen costs, each investor is expected to receive an amount approximately equal to his or her original investment at such liquidation, but there can be no assurance that the Fund will have sufficient funds available for such distribution. Depending upon inflation or deflation, the value of an investor's investment returned upon liquidation may be substantially less than the value of the original investment. (See "Allocations and Distributions".)

ALLOCATION AND DISTRIBUTIONS

      The Fund intends to distribute approximately 98% of all interest from its Bonds (net of certain expenses) as dividends, semiannually. The remaining 2% will be reinvested in additional Bonds, rated AAA, AA or equivalent, for the purpose of providing the additional funds needed at liquidation for a liquidating distribution equal to 100% of each investor's original investment. There can be no assurance that this objective will be realized. Dividends will be distributed only among holders of Units submitting properly executed coupons during the last six months of the year preceding the calendar year in which such distribution is made. For purposes of such dividend distributions, the Fund's income from the Bonds will be allocated pro-rata among the various groups or pools of investors determined on the basis of year of birth and amount invested. Up to 12 pools may be formed; one for $10,000 investments by men born in 1925 or 1926 and women born in 1920 or 1921 (such men and women having approximately the same life expectancy), and another for such persons making $25,000 investments; one for $10,000 investments by men born in 1927 or 1928 and women born in 1922 or 1923, and another for such persons making $25,000 investments; and so on for persons born in each of the subsequent two year periods through 1935-1936 for men and 1930-1931 for women, according to the amount invested. Distributions will be effected semiannually on January 15 and July 15 of each year (provided that the first distribution will not be earlier than the five months after termination of the offering).

      The interest of each investor in interest from the Bonds is limited to that share of such income allocated to his or her pool, and will terminate upon his or her death, and will not be transferrable or payable to his or her estate, heirs or assignees. Each Unit holder's interest in dividends from the Fund is a lifetime interest only, and no person should consider investing in the Fund monies which may be necessary for the support of his survivors. Individuals who do not have such responsibilities, however, may find that the potential for an increased share of the Fund's portfolio interest will enable them to meet the increased expenses often occurring in later life. The interest of Unit holders in their principal investment will not be affected by death; upon liquidation of the Fund, each investor, or his or her estate, heirs or assignee, is expected to receive an amount more or less equal to his or her original investment. On account of survivorship requirement, the number of investors participating in such distributions of the Fund's interest may be expected to decrease with the passage of time. The Department of Health and Human Services indicates that as of 1988, for a 60-year old male or a 65-year old female, life expectancy was approximately 18 years, and for a 70 year old male or a 75-year old female, approximately 12 years. There can be no prediction, however, as to the longevity of any particular pool's investors because of the limited number of participants. All dividends will be distributed through Palm Beach National Bank & Trust Co. (See "Allocations and Distributions".)

MINIMUM INVESTORS IN POOL

      So that each pool will more reasonably reflect the estimated longevity of its members, no pool will have fewer than 200 initial participants. It should be noted, however, that mortality statistics for a sample limited to 200 persons will vary and could vary substantially from national averages. If there are fewer than 200 participants from a particular two-year birth bracket investing the same amount, a pool will not be formed for that bracket, and the monies subscribed by investors in that bracket will be returned, without deduction or interest. (See "Seniors' Pooled Retirement Fund"; "The Offering".)

SURVIVORSHIP REQUIREMENT

      Under the Fund's articles of incorporation, dividends will be distributed only among those Unit holders submitting personally endorsed coupons, with signature guaranteed by a bank or member of the New York Stock Exchange, during the last six months of the year preceding such dividend. The effect of such requirement is to limit participation in dividends to those investors living during such period, as indicated by their endorsement.

INVESTOR QUALIFICAITON

      To qualify as an investor in the Fund, a subscriber must certify and establish to the satisfaction of the Administrator the date of his or her birth. Male investors must have been born during the period 1925 through 1933 (generally 60 to 71 years of age), and female investors must have been born during the period 1920 through 1931 (generally 65 to 76 years of age). (See "The Offering".)

COUPONS

      Each investor will receive a certificate representing his interest in the Fund, and a book of coupons or certificates which must be submitted at least 10 days prior to distribution of any dividend. A coupon submitted during the last six months preceding the calendar year in which a distribution is made will qualify a stockholder for all dividends in the following calendar year. Distributions will be based on coupons actually received during such period; late coupons will not disqualify a participant from future distributions if subsequent coupons are timely submitted, but no Unit holder whose coupon is not timely received will be entitled to participate in a distribution. All cou-pons must be personally signed, with signature guaranteed by a bank or member of the New York Stock Exchange, and must be accompanied by a check for $20 (subject to cost-of-living increases) to cover transactional costs. Alternative procedures are available for special cases. (See "Dividends and Dividend Coupons"; "The Units".)

ORGANIZER AND ADMINISTRATOR

      The Fund has been organized by Secured Retirement U.S.A., Inc. ("SRI-USA" or the "Administrator"), a Delaware corporation organized in 1992. SRI-USA will also serve as the Fund's Administrator, accounting for certificates and claims to interest from surviving Unit holders, distributing tax and accounting information, supervising the Custodian, and otherwise administering the Fund. SRI-USA will have other activities and responsibilities, and will not devote all or even a significant portion of its time to the Fund, whose performance is not dependent on the Administrator's management attention. Selection of the Fund's Bond portfolio will be made by the Fund's board of directors. (See "Sponsor; Administration"). There will be no investment adviser.

MANAGEMENT FEE

      For its services in organizing and administering the Fund, the Administrator will receive a fee equal to 0.68% of the first $10,000,000 of Fund assets and 0.19% of any assets over $10,000,000. Such fees are payable in advance, subject to a pro-rata refund in the event of termination of the Administrator during the year. The first year's fee will be payable at the commencement of operations. The first $125,000 of costs incident to organization of the Fund and offering of its Units (not including Underwriter's commissions) have been paid by the Administrator, subject to reimbursement by the Fund in the event the offering is consummated. (See "Sponsor; Administration").

OVERHEAD

      All operational expenses which may arise in connection with operation of the Fund, such as directors' fees, and legal and accounting fees, will be paid by the Fund. A portion of such expenses will be paid out of the interest earned on the Fund's assets during the period between receipt of interest payments from the various issuers of the Bonds, and disbursement as dividends, but it is not anticipated that such interest will cover all such expenses, which are expected to range from .19% of the Fund's assets if all the Units are sold to
 .72% if only the minimum number of Units are sold. To the extent such expenses exceed the Fund's reserve from the interest float, they will be payable out of the Fund's interest receipts. (See "Seniors' Pooled Retirement Fund".)

TAXES

      Inasmuch as the Fund will invest exclusively in municipal bonds exempt from federal taxation, it is not expected that there will be any tax payable by the Fund on interest received on the Bonds. Distributions paid by the Fund to its Unit holders, on the other hand, will be taxable income for Federal income tax purposes. (See "Certain Tax Considerations".)

LACK OF LIQUIDITY

      Insofar as the Fund's shares represent an interest in the principal amount of the Bonds, they may be transferred. The right to participate in dividends, however, may not be transferred, but will remain with the original investor until his or her death. Assignees of the Fund's shares will not be entitled to participate in dividend distributions. It is not anticipated that there will ever be any public market for the Fund's shares. No person should invest in the Fund who may have a need for the monies invested prior to liquidation of the Fund in the year 2026. (See "The Units".)

BOND PORTFOLIO

      The Fund will invest exclusively in municipal bonds rated AAA, AA or equivalent by Moody's or Standard & Poor's. Its principal objective will be security of principal, with yield being of only secondary importance. The Fund will seek to invest in Bonds maturing in not less than 20-years, and if practicable, bonds maturing in 30 years. If any Bonds are called or mature before the Fund's liquidation date, the proceeds from such Bonds will be invested in comparable Bonds rated AAA, AA or equivalent, but perhaps of shorter duration. All investments will be made by the Fund's board of directors, who are not experienced in municipal bond investing, but will rely on advice from its Custodian and its bond dealer. Except for replacement of maturing Bonds, there will be no substitution or other disposition of the Fund's Bonds prior to maturity; accordingly, there will be no changes in the Fund's assets on account of changes which might be foreseeable in interest rates or other circumstances affecting the Bonds' value. (See "Seniors' Pooled Retirement Fund".)

CUSTODIAN

      The Palm Beach National Bank & Trust Company, of Palm Beach, Florida, will serve as custodian for the Fund's portfolio of Bonds. For its services, it will charge a fee of $1,200 per year, plus certain transactional charges. No one will have access to the Fund's Bonds or income from such Bonds except in accordance with the Custodian Agreement. (See "Sponsor; Administration".)

THE OFFERING

      The shares are being offered at $5,000 per share, but only in Units of either two shares ($10,000) or five shares ($25,000). All shares will be shares of common stock; no preferred shares are authorized. No investor will be permitted to subscribe to more than one $10,000 unit and/or one $25,000 unit in the Fund. The Units are being offered by the Administrator, through World Invest Corporation and other broker-dealers who are members of the National Association of Securities Dealers. The Underwriter is entitled to compensation in an amount equal to 8% of the amount sold to cover wholesaling, administrative expenses and commissions, payable at such time as the minimum number of investors and the minimum dollar amount have been subscribed. SRI-USA retains the right to refuse or cancel any subscription or terminate the offering, in its sole discretion. Units will be sold to individuals only, and not to joint tenants or tenants in common, or to corporations, partnerships or other entities. World Invest Corporation serves as principal underwriter. (See "The Offering".)

ESCROW

      All funds subscribed as a result of the offering will be deposited with the Palm Beach National Bank & Trust Company (the "Escrow Agent") in escrow until purchase of the Bonds following the offering. If there are fewer than 200 investors in any birth-years/amount-invested bracket upon completion of this offering, no Bonds will be purchased for such group, and the subscription amounts of that group will be returned; similarly, if less than $5,000,000 has been subscribed by all subscribers, no Bonds will be purchased and all monies will be returned. In either event, however, the Administrator may, in its sole discretion, extend the offering for up to 90 days, and in that event, all subscriptions will be retained in escrow until purchase of the Bonds. Whether such funds are released to the Fund or returned to investors, interest earned by escrowed funds will be assigned to the Sponsor to help defray offering and organizational expenses. (See "The Offering".)

UNKNOWN YIELD

      Since the Bonds will not be purchased until after termination of the offering, and then only if the minimum number of investors in each year-of-birth/amounted-invested group have subscribed an aggregate of $5,000,000, neither the interest rate nor the yield can be determined at this time. As indicated above, such return may be greater for individual investors living to greater than average ages. (See "Seniors' Pooled Retirement Fund".) The yield to individual investors will be affected by the number of years each investor lives. For example, the yield to an investor who dies in 1998 would be significantly less than the yield to someone who lived until 2008. When viewed over the life of the Fund, the yield for either would be significantly less than he or she could obtain by investing in municipal bonds directly. The yield for an investor who survives for the entire 30 years will be affected by the number of investors who live longer than the average. The effect of the expenses to which the Fund will be subject will be to reduce the amount of dividends which would otherwise be payable to investors. Investors should also be aware that, while interest received by the Fund will not be subject to Federal income taxation, dividends to investors will be subject to Federal and state income taxes.


LIQUIDATION

      The Fund will continue in existence for a period of 30 years; in 2026, it will be liquidated and the principal amount of the Bonds (net of any expenses) will be distributed to the Fund's Unit holders. It is contemplated that the Fund will purchase a sufficient number of additional Bonds from retained earnings to compensate for the sales commissions, organization costs and management fees paid in connection with the organization of the Fund and the offering of its securities, so that at such liquidation, there may be sufficient assets to permit return of the full amount invested by each investor. (See "Allocations and Distributions".)

      If the board of directors earlier determines that all the original investors in the Fund are no longer living (or have failed to submit any coupons for two successive calendar years), the Fund will be dissolved and wound up upon the majority vote of the estates, heirs, and assigns of the original Unit holders.

--------------------------------------------------------------------------------

                        SENIORS' POOLED RETIREMENT FUND

--------------------------------------------------------------------------------

      The Seniors' Pooled Retirement Fund (the "Fund") is being organized by Secured Retirement U.S.A., Inc. ("SRI-USA" or the "Administrator"), and is registered under the Investment Company Act of 1940. It is contemplated that SRI-USA and/or its affiliates may organize additional funds with similar characteristics in the future.

      The Fund has been incorporated as a business corporation under the General Corporation Law of the State of Delaware. Holders of Units will have all the rights of stockholders of a Delaware corporation, except that only the original Unit holders will be eligible to receive dividends. Following the death of each original Unit holder, the shares comprising the Unit of such original Unit holder will not be eligible to receive dividends, but will be transferable in the same manner as the shares of any other Delaware corporation and such shares will be entitled to vote on all matters on which the stockholders of a Delaware corporation may vote.

      In order to determine the identity of the stockholders who are entitled to vote and to receive their allocable share of the Fund's assets upon the liquidation of the Fund, the Administrator will maintain a register of the stockholders of the Fund, either directly or through a transfer agent selected by the Fund. The stockholders of the Fund listed on the register will be entitled to vote on all matters on which stockholders of the Fund are entitled to vote under Delaware law and to receive the payments allocable to their shares upon the liquidation of the Fund.

      The Fund's objective is to provide security of principal by investing exclusively in municipal bonds rated AAA, AA or equivalent (the "Bonds"), the highest and second highest credit ratings awarded by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"), and to provide income to its living stockholders. Interest on such Bonds is generally paid semiannually, but not necessarily on the same date; the Fund intends to accumulate dividends and distribute all such income from such Bonds on or about January 15th and July 15th (provided that the first distribution will not be earlier than five months after termination of the offering). Dividends will not be allocated to investors who are no longer living, so that dividends to the living may increase over a period of years. Subscribers' principal investment (less the underwriting and administrator's fees) will be fully invested in municipal Bonds, held by a commercial bank as custodian.

      While investors' participation in interest from the Fund's Bond portfolio will be effectively limited to a life estate, it is anticipated that each investor, or his heirs, estate or assigns, will receive an amount approximately equal to his initial investment upon liquidation of the Fund in 2026. (See "The Units--Liquidation".)

      THE RIGHT TO PARTICIPATE IN DIVIDENDS MAY NOT BE TRANSFERRED, PLEDGED OR HYPOTHECATED.

      The Fund is a closed-end, non-diversified investment company incorporated for the purpose of investing in and holding until maturity a portfolio of long term municipal Bonds. For each group of investors born in the applicable two-year bracket and investing the same amount of monies, Bonds will be purchased within 60 days of the end of the offering, provided subscriptions have been received from at least 200 persons in such year-of-birth/amount-invested bracket, and at least $5,000,000 has been subscribed by all subscribers. If fewer than 200 investors from the applicable bracket have subscribed as of June 30, 1997, or if less than $5,000,000 has been subscribed by all investors, the Administrator may, in its sole discretion, extend the offering for up to 90 days.

      Inasmuch as they have yet to be issued, the interest to be realized from such Bonds cannot be determined. The effective yield to investors in the Fund will be lower than that paid by the issuers, however, on account of the costs of organizing the Fund and selling its Units, and certain operating costs.

LIMITED INTEREST IN BOND INCOME

      Under the Fund's Certificate of Incorporation, income from the portfolio Bonds will be divided into up to 12 pools; $10,000 investments by men born in 1925 or 1926 and women born in 1920 or 1921 will be placed in one pool (such men and women having approximately the same life expectancy), and $25,000 investments by such persons in another; $10,000 investments by men born in 1927 or 1928 and women born 1922 or 1923 will be placed in a third pool, and $25,000 investments in a fourth; and so on for men and women born in each of the four subsequent two year periods, according to the amount invested.

      Semi-annually, all Bond interest in each pool (net of such pool's pro rata share of the Fund's expenses, such as taxes and legal, accounting, custodian and directors' fees) will be distributed in the form of dividends to those participants who have submitted personally executed coupons during the last six months of each calendar year, such coupon entitling the Unit holder to participate in all dividends declared during the following calendar year. Investors whose coupons have not been received during such period (including but not limited to deceased investors) will not be eligible to receive dividends in that calendar year; in effect, each Unit holder's interest in income from the Fund's Bonds will terminate upon his or her death, and cannot be transferred to his or her estate, heirs or other survivors; nor can dividend rights be assigned during his or her lifetime.

      Each Unit holder's interest in such income is a lifetime interest only, and no one should consider investing in the Fund monies which may be necessary for the support of his or her survivors. An individual who does not have such responsibilities, however, may find that the potential increase in his or her share of the Fund's portfolio interest will enable him or her to face the increased expenses often occurring in later life with greater security. A Unit holder's interest in his or her principal investment will not be affected by death, however; upon liquidation of the Fund, each investor, or his or her estate, heirs or assignee, will receive his or her share of the proceeds from the sale of the Fund's Bonds (net of expenses).

THE BONDS

      After deducting the costs of organizing the Fund and selling its Units (approximately 8.4%; see "The Offering"), all monies subscribed will be invested in long term municipal bonds. There are no geographic limitations on the issuers in which the Fund will invest its net assets and, accordingly, the Fund may invest its net assets in the fixed-rate bonds of any issuer of tax-exempt obligations that meet the Fund's investment criterion that the bonds be rated either AAA or AA. The issuers of municipal bonds are state and local governments and their political subdivisions, agencies and authorities, territories and possessions of the United States and the District of Columbia. The initial

Bonds will be purchased during the 60-day period after the offering, so that the interest rate for such Bonds cannot be determined at this time.

      Municipal bonds are debt obligations issued by state or local governments and their political subdivisions, agencies and authorities to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development, private activity and pollution control bonds may be included within the term municipal bonds if the interest paid thereon qualifies as exempt from Federal income tax.

      The two principal classifications of municipal bonds are general obligation bonds and revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases from the proceeds of a special excise or other specific revenue source. Industrial development, private activity and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds.

      The Fund will invest only in Bonds, whether general obligation or revenue bonds, rated AAA, AA or equivalent, or which are insured by insurers rated AAA or AA, by S&P or Moody's, independent credit rating services. Credit ratings range from AAA, AA, and A, down to C ratings, "C" being the least secure. While bonds rated AAA or AA are deemed to be relatively secure, there can be no assurance that the Bonds in which the Fund will invest will retain such rating, or that the issuers of such Bonds will be able to pay the interest and principal when due. Ratings of municipal bonds represent the rating agencies' opinions regarding their security; they are not, however, a guarantee of quality, and the ratings for Bonds purchased by the Fund may be reduced after their acquisition, depending on circumstances. None of the Fund's Bonds will be sold on account of any such reduction (which would generally have affected their value in any event) or other change of circumstances. All Bonds will be held by the Fund until maturity, so that reductions in ratings would not affect the Fund's performance, which will be affected only by an actual default by the issuer. The Fund may be subject to greater risk than funds which actively manage their portfolio. Because the Fund will not trade its portfolio, the Fund estimates that its portfolio turnover rate will be less than 10%.

      The Fund will emphasize investments which mature in 20 to 30 years, and will seek to avoid Bonds which are subject to redemption by the issuer within 10 years of purchase by the Fund. The Fund will not invest in Bonds with variable or floating rates of interest.

      Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress or state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations or upon municipalities in levying taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on the Bonds may be adversely affected.

      The Fund will invest only in Bonds as to which bond counsel for the issuer has opined that interest will be tax free; notwithstanding that interest from such bonds will be tax-free to the Fund, however, dividends to investors will not be tax-free. Municipal bonds are generally issued for periods of one year to 40 years; the Fund will seek to invest in Bonds of 20 to 30 year terms. A number of the Fund's Bonds may be expected to mature before liquidation of the Fund in 2026, and other Bonds may be called. Issuers of municipal bonds frequently retain the right to call their bonds, generally after 10 years, and issuers who do may be expected to exercise such rights if interest rates generally decline. The Fund will reinvest monies received from Bonds which mature or have been called in comparable Bonds rated AAA, AA or equivalent, with maturities approximating the remaining life of the Fund. The yield on subsequently acquired Bonds will reflect prevailing rates at the time of purchase, and may be lower or higher than the yield of Bonds which have matured. Accordingly, the yield on the Fund's portfolio may be expected to vary over the life of the Fund, especially in later years.

ACQUISITION OF BONDS

      The Fund's Bonds will be purchased directly from an underwriter or in the over-the-counter-market from the principal dealers in such securities. The Fund intends to use the advice of unrelated dealers in municipal securities for information as to available issues and their attributes. All decisions, however, will be made by the board of directors, relying primarily on the ratings by S&P and Moody's. It should be noted that ratings are paid for by the issuer, and are not recommendations by the rating service. All ratings are subject to revision or withdrawal at any time. The dealers from whom the Fund purchases its Bonds will have a conflict of interest with respect to any advice. In placing orders for the Bonds, primary consideration will be given to price and to the amount and quality of information available from or provided by a particular dealer.

      The Fund expects that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, the Fund will select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to the board of directors. It is not possible to place a dollar value on information and statistical and other services received from dealers. The board of directors will be responsible for the placement of the business of the Fund in accordance with the above criteria.

      The board of directors are not investment analysts, and they are not experienced in municipal bond investments. The Fund's directors may serve on the boards of other funds and companies, including funds organized by SRI-USA with similar objectives and features. The Fund will be completely separate, and will not share purchases or otherwise act in a coordinated manner. Bonds considered as appropriate for the Fund may also be considered appropriate for such other accounts and funds. While it is unlikely that the board of directors will be required to effect purchases by the Fund and by other entities at or around the same time, if such situation were to arise in the future, the board will attempt to allocate such opportunities according to maturity dates and other factors unique to the purchasing entities, and if suitable for each, it will make purchases in such amounts for each as to permit similar purchases by the other.

      The Fund will purchase its Bonds within 60 days of this offering, which is scheduled to end June 30, 1997 (but may be extended for up to 90 days if the minimum number of investors from the same year-of-birth/amount-invested bracket and the minimum aggregate subscriptions have not been realized). The price of such Bonds, or the yield to maturity, will be determined by the market on the day of purchase. The Fund will seek to acquire Bonds with a maturity as close as possible to 30 years, but the Fund will not compromise its objective of maximizing security.

      New issues of municipal bonds are sold nearly every week to groups of dealers (syndicates), which bid competitively for the issues against other syndicates. Seasoned issues are also available on any business day in the secondary market. Most municipal securities are now issued in registered or book entry form. The Fund's portfolio Bonds will be held by Palm Beach Bank & Trust Co., the Fund's custodian. The custodian maintains records showing the securities it holds in its account and the securities it holds for each customer for whom it acts as depository.

      Pending purchase of the Bonds, the Fund may invest its cash in short-term tax-free investments rated AAA or equivalent by S&P and Moody's. Such investments may include notes due in one year or less, issued by state or local governments or their agencies. Such temporary investments may carry a variable or floating rate of interest. Investments of a duration of less than 14 days may be placed in taxable investments, such as money market funds.

INVESTMENT POLICY

      It is intended that all Bonds purchased by the Fund (except for temporary investments) will be held until maturity unless called. Funds received from Bonds which mature before the Fund's liquidation in 2026, will be reinvested in municipal bonds. Except for replacement of matured Bonds (and disposition of temporary investments), there will be no sales or substitutions of the Bonds, regardless of actual or foreseeable changes in interest rates or Bond values. Accordingly, there will be only a limited management function with respect to the portfolio.

      The Fund will not borrow or lend money, issue senior securities, underwrite securities, invest in stocks or other equity interests, sell short or hedge its investments, or diversify or trade its portfolio, nor will the Fund invest in options, real estate, real estate mortgages, commodities or commodities contracts, nor will it make loans. None of these policies may be changed except with the unanimous approval of the Fund's Unit holders.

      The Fund does not intend to be a "diversified" investment company as that term is defined in the Investment Company Act of 1940, but it will be required to meet certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code. In particular, at least 50% of the Fund's assets will be maintained in cash or equivalents and securities of issuers no one of which exceeds 5% of the Fund's total assets. In addition, not more than 25% of the Fund's assets will be invested in the securities of any one industry or group of industries or any one issuer or group of issuers under common control. The code provides other diversification requirements, but such requirements are not material to the Fund's proposed operations.

      Except possibly in the year of liquidation, the Fund will derive less than 30% of its annual gross income from the sale or other disposition of securities held for less than three months.

CERTAIN OTHER POLICIES

      The Fund's sole business will be to acquire the Bonds, and distribute income and principal therefrom as described herein. The Fund will not conduct any other business whatsoever.

      All expenses of operating the Fund (such as legal and accounting costs) and taxes after sale of its Units will be allocated among the pools actually formed pro-rata according to the amount subscribed in each.

      Following termination of the offering, no other securities will be issued by the Fund.

OVERHEAD

      The Fund will be charged with certain operational expenses which will reduce the amount available for distribution, such as directors' fees, custodial fees, legal and accounting fees, annual reports, and corporate franchise taxes. Such expenses are not expected to exceed .19% of the Fund's assets if all the Units are sold, or .72% if only the minimum number of Units are sold. To the extent such expenses exceed the Fund's reserve from the interest float, they will be payable out of the Fund's interest receipts.

      The Custodian will deposit interest payments on the Bonds in the Fund's account, the interest from which will be utilized by the Fund to pay operational expenses. Such interest may not be sufficient to cover such expenses, in which event they will be payable out of the interest payments received by the Fund, reducing the amount available for distribution. Unforeseen expenses could also arise, and the Fund reserves the right to pay expenses, both ordinary and unforeseen, out of interest received from its portfolio Bonds, or even by selling such Bonds. All the Fund's assets, including its portfolio Bonds, are subject to claims of the Fund's creditors, whose claims will be superior to those of Unit holders.

--------------------------------------------------------------------------------

                         ALLOCATIONS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

      The Fund intends to distribute, in the form of dividends, at least 98% of all interest from the Fund's portfolio Bonds (net of any expenses not covered by the float described below). The Fund's income, net of expenses, will be allocated among the pools of Unit Holders formed based upon the different categories of investors according to birth-year and amount invested, pro-rata, and then distributed among the investors in each such pool who have timely submitted a personally endorsed coupon. Accordingly, each Unit holder will participate only in the net interest allocated to his or her pool, and then only to the extent that he or she submits a personally endorsed coupon, with signature and date guaranteed by a bank or member of the New York Stock Exchange, during the six month period immediately preceding the calendar year in which the distribution is made. (See "Dividends and Dividend Coupons".) Upon timely request, special arrangements will be made for Unit holders who have become incapacitated.

      When the board of directors has determined that all the original investors in the Fund are no longer living (or have failed to submit any coupons for two successive calendar years), the Fund will be dissolved and wound up upon the majority vote of the holders then of record (the estates, heirs, and assigns of the original Unit holders). Upon dissolution and winding up of the Fund, the Bonds will be sold and all proceeds (net of any costs incident to such winding up) distributed to such Unit holders' estates, heirs or assigns, pro-rata. Until the board has determined that none of the original Unit holders are living, the Fund may not be dissolved without the unanimous vote of the Unit holders.

      During the two year period during which no distributions are made, the interest received by the Fund from the Bonds will be invested in United States Treasury securities. The interest received by the Fund from these investments will be distributed to the estates, heirs or assigns of the original Unit holders pro rata along with the proceeds from the sale of the Bonds.

      Since only those Unit holders who submit a personally executed coupon will be entitled to participate in dividends, the interest allocated to each pool of investors can be expected to be divided among a smaller and smaller number of Unit holders as time goes on, and dividends payable to surviving Unit holders in each pool may be expected to increase.

      While the Bonds in which the Fund intends to invest will be fixed as of the date of purchase, it should be noted that the return on a particular investor's investment will depend on the age to which he or she lives. There can be no reliable prediction as to the survivability of the investors in any particular birth-year bracket; because of the limited number of participants, survivability may significantly vary from actuarial tables. Nevertheless, the following tables will give some idea of the effect the passage of time may have on the number of Unit holders participating in the Fund's dividends:

                        TABLE OF SURVIVING UNIT HOLDERS

         year of birth
            bracket                            surviving Unit holders
   ----------------------        -----------------------------------------------
       men        women          1996   2000   2005   2010    2015   2020   2025
   ----------- ----------        ----   ----   ----   ----    ----   ----   ----
   1935-1936    1930-1931         200    185    161    130      95     60     30
   1933-1934    1928-1929         200    183    155    121      84     49     22
   1931-1932    1926-1927         200    180    148    111      71     37     14
   1929-1930    1924-1925         200    177    141    101      61     29     10
   1927-1928    1922-1923         200    173    133     88      49     20      6
   1925-1926    1920-1921         200    168    123     78      39     14      3

      The foregoing is based on information provided by Edward D'Mello, a certified actuary in New York, New York. THE TABLE IS ILLUSTRATIVE ONLY, AND CANNOT BE CONSIDERED A REPRESENTATION OF ACTUAL LONGEVITY TO BE EXPECTED. It is based upon tables of life expectancy for males and females published by the U.S. Department of Health and Human Services for the year 1988 and the 1979-1981 U.S. population mortality tables. Actual survivability will vary, and could vary substantially, from that based on current U.S. population mortality because of the limited number of participants; in addition, a significantly larger number of survivors can be expected if there are improvements in average life expectancy, or if those with bad health or with less than average life expectancy tend not to subscribe. The return on any Unit holder's investment will depend on the yield to be realized on the portfolio Bonds (which cannot presently be determined), as well as on the age to which he or she survives. The amount of dividends to be declared will also be affected by a number of other factors, such as unforeseen costs, variations in longevity of other participants from the published averages upon which the above table is based, and by other factors.

      NO INVESTMENT RESULT IS GUARANTEED. DIVIDENDS WILL TERMINATE ENTIRELY UPON A UNIT HOLDER'S DEATH.

DISTRIBUTION UPON LIQUIDATION

      Under its Certificate of Incorporation, the Fund will be liquidated in 2026. Within 60 days of liquidation, all principal received from the Bonds (net of any liabilities and costs of liquidation) will be distributed to the registered holders of the Fund's Units, or to their estates, heirs or assigns. If the board of directors earlier determines that all the original investors in the Fund are no longer living (or have failed to submit any coupons for two successive calendar years), the Fund will be dissolved and wound up upon the majority vote of the estates, heirs or assigns of the original Unit holders. In such event, the Administrator will notify all registered successors in interest at their address as it appears in the books of the Fund. If a majority cast a favorable vote, the Fund will be terminated; if fewer than a majority vote in favor, the Fund will not be terminated until 2026.

      Upon dissolution and winding up of the Fund, the Bonds will be sold and all proceeds (net of any costs incident to such winding up) distributed to the Unit holders or their estates, heirs or assigns, pro-rata. While it is intended that the proceeds from the sale of the Bonds plus the accumulated interest receipts set aside from distributions will permit the estates, heirs and assigns of the Unit holders to receive an amount approximately equal to each Unit holder's original investment upon liquidation of the Fund, certain accounting, legal and filing fees incident to such liquidation may result in such distribution being less than the amount invested.

      Interest received by the Fund from the Bonds during the two year period during which no distributions are made will be invested in United States Treasury securities. Upon liquidation of the Bonds, these investments will also be liquidated and distributed to the estates, heirs or assigns of the original Unit holders pro-rata at the same time as the distribution of the proceeds from the liquidation of the Bonds.

      Until the board has determined that none of the original Unit holders are living, the Fund may not be dissolved without the unanimous vote of the Unit holders. In the event all the investors in a particular pool should no longer be living, all income attributable to that pool (less the annual transaction fee and the pool's share of the Fund's operating expenses) will be distributed annually among the estates, heirs, or assigns of the original Unit holders in that pool.

      To facilitate estate administration, it is recommended that investors designate one or more ultimate beneficiaries on forms which may be obtained from the Administrator.

--------------------------------------------------------------------------------

                         DIVIDENDS AND DIVIDEND COUPONS

--------------------------------------------------------------------------------

      Under the Fund's Certificate of Incorporation, at least 98% of the interest received on the Bonds, net of expenses, will be distributed as dividends semi-annually. Interest on municipal bonds is generally paid semi-annually. Dividends will be calculated separately for each pool of investors, based on the interest allocable to such pool and the number of coupons received. (See "Allocations and Distributions".) Participation in dividends is not automatic. No Unit holder will receive a dividend unless he or she first complies with the Fund's dividend qualification procedures.

      So as to provide the Fund with sufficient assets to repay investors as nearly as possible their original investment upon liquidation of the Fund (notwithstanding the payment of fees and commissions in connection with the organization of the Fund and the offering of its securities), approximately 2% will be reserved from distributions and invested in Bonds rated AAA, AA or equivalent. The effect of the costs of organizing the Fund and offering the Units is to reduce the amount of interest which will be realized to the investment pool by approximately 8.4%. If, by way of example, the yield on Bonds were 6.2%, the net yield to the Fund (based on initial investment in the Fund, but before deducting operating expenses) would be approximately 5.68%, or 8.4% less than that which could be realized from investing in such Bonds directly. The amount available for distribution will be less on account of legal, accounting and directors' fees. (See "Overhead".)

           To qualify for a dividend, a Unit holder must follow one of the following procedures:

    (i) Submit a duly executed coupon in form satisfactory to the Fund's Administrator, with signature and date guaranteed by a bank or member of the New York Stock Exchange. A coupon received by the Fund between July 1 and December 31 will qualify an individual for all dividends distributed during the following calendar year. Late coupons will be accepted if received at least 10 days before the dividend.

    (ii) If a Unit holder does not for any reason (including but not limited to incapacity) submit a coupon, he or she, or his or her representative, may request that a coupon executed by a representative be accepted. In that event, the Fund's Administrator will send a local representative to verify that such stockholder is living and to whom payment should be addressed. Verification during the last six months of any calendar year will be valid for all dividends in the following year; verification during the first six months will be valid for all dividends during such year distributed not less than 10 days after receipt of such verification. The cost of such verification must be paid by the Unit holder or it will be withheld from such Unit holder's dividend. It is contemplated that personal confirmation will initially be arranged with representatives of Equifax Services, Inc. (Atlanta, Georgia), for which the cost is presently approximately $50 (more in rural areas).

    (iii) If a coupon or verification is received after the time period indicated above, the Unit holder nevertheless will be deemed qualified for the next dividend, if such coupon is received at least 10 days before such distribution. Late coupons will also qualify a Unit holder for all subsequent dividends during that calendar year.

           Each coupon must be accompanied by a fee of $20, to cover the Custodian's charges to the Fund for issuing and distributing the dividend checks. If such fee is not received, it may be deducted from the dividend otherwise payable to such Unit holder. This fee may be adjusted from time to time by the board of directors, but not in excess of cumulative cost of living increases announced by the Department of Labor. No coupon will be accepted or honored unless the date and signature are guaranteed by a bank or member of the New York Stock Exchange.

           The Fund's Administrator will mail each investor a supply of 30 coupons within 60 days of completion of the offering, and will also mail to each original investor a coupon form not later than November 30th of each year at such Unit holder's last known address. Forms will not be mailed to Unit holders known to have died. Notwithstanding the above, the Fund will have no legal responsibility to mail coupon forms to Unit holders, nor any responsibility for coupons or notices which are not actually received.

       Those Unit holders who timely submit such a coupon will share in the dividends distributing the interest (net of expenses) allocated to his or her pool on a per capita basis. On account of the coupon feature, no dividends will be distributable to holders who have died, or to their heirs, estates or assigns.

       The amount received by each Unit holder who sends in a properly endorsed coupon will be determined by dividing the exact number of properly endorsed coupons received from Unit holders in the same birth-year/amount-invested pool into the amount of interest received by the Fund from the issuer of the Fund's Bonds and allocated to the Unit holders in that pool, net of the Fund's costs and expenses, such as accounting, legal and directors' fees. (See "Seniors' Pooled Retirement Fund--Overhead".)

       All dividends will be determined and paid based on coupons received during the specified period, and the Fund will have no liability for dividends to persons whose coupons are not timely received, or for payments made in good faith on the basis of documents valid on their face.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

       Under the laws of Delaware, pursuant to which the Fund has been organized, responsibility for management of the Fund's affairs will rest with its board of directors. The following table sets forth the names and addresses of the Fund's directors and officers. Each director serves for a period of one year and thereafter until his or her successor is elected and qualified. As more fully set forth below, the Fund and its Administrator, SRI-USA, are affiliated through various common officers and directors.

                                                        Principal Occupation
   Name and Address                Position             During Past 5 Years
   ----------------                --------             -------------------
A. RENE DERVAES, JR.*       President and Chairman      Retired president,
246 Esplanade Way                of the Board           Vantage Industries, Inc.
Palm Beach, FL 33480                                    (import/export)

ROBERT S. DERVAES*          Director and Treasurer      Business consulting
11 Edgehill Court
Bel Air, MD 21014

DONALD F. MINTMIRE*         Director and Secretary      Law
265 Sunrise Avenue
Palm Beach, FL 33480

WILLIAM M. SHANER, JR.             Director             Sales and marketing
65 Gray Fox Trail
Woodbury, CN 06798

PHILIP H. STEWART                  Director             City government; marketing and
3611 Ellamont Road                                      fund raising
Baltimore, MD 21215

      ---------------
      * Also an officer and director of Secured Retirement U.S.A., Inc., the Fund's Administrator (see below).

        A. Rene Dervaes, Jr., 55, is the Fund's President and Chairman of the Board. Mr. Dervaes is also president and C.E.O. of Secured Retirement U.S.A., Inc. ("SRI-USA"), the Fund's Administrator, and its parent company, Secured Retirement International ("SRI"), a Florida corporation which he helped to found in 1991, and the owner of Vantage Industries, Inc., an import/export company in Wilmington, Delaware, of which he served as president from 1986 to 1990. From 1978 to 1986, he was chairman and chief executive officer of Eagle Rock Farms, Inc., a horse farm in Unionville, Pennsylvania. From 1982 to 1985, he was chairman and chief executive officer of Khombu Industries, Inc., a national distributor of proprietary footwear in Unionville, Pennsylvania. From 1965 to 1980, Mr. Dervaes was with A.R. Dervaes Co., Inc., a wholesale distributor of pumps and motors in Wilmington, Delaware with approximately 100 employees of which he became chairman and chief executive officer.

        Robert S. Dervaes, 52, is the Fund's Treasurer and a member of its Board of Directors. He is also treasurer and a director of SRI-USA, and has acted as an independent business consultant since 1986. From 1981 to 1986, he served as president and chief executive officer of Depsco Services, Inc., a mechanical equipment repair facility in Baltimore, Maryland.

        Donald F. Mintmire, 51, is the Fund's Secretary and a member of its Board of Directors. Mr. Mintmire is a practicing attorney in Palm Beach, Florida, with the firm of Donald F. Mintmire, P.A. Mr. Mintmire and associated firms have received fees and expenses from SRI-USA for legal services.

        William M. Shaner, 62, is a director of the Fund. Since 1985, Mr. Shaner has also been president of Dimond & McKenna, Inc., a marketing consulting firm in Woodbury, Connecticut, and from 1986 to 1987, he also served as president of Ad-Dome America, Inc., a subsidiary of a Canadian advertising medium company. From 1972 to 1984, he was director of marketing for Criterion Advertising Company, in New York City. Through July 1992, Mr. Shaner had received approximately $15,000 in fees from SRI-USA for writing collateral sales materials.

        Philip H. Stewart, 36, is a director of the Fund, and president of Select Marketing, Inc., a small marketing consulting firm in Baltimore, Maryland. He is also a member of the Mayor's cabinet, with responsibility for children and youth policy. From 1986 to 1990, he served as assistant campaign manager for the United Way of Baltimore, Inc., and from 1980 to 1986, as a branch manager for the Maryland National Bank. Mr. Stewart is also a director of the Family Preservation Initiative.

        SRI-USA and its affiliates, Messrs. A. Rene Dervaes, Jr., and Robert S. Dervaes, may be deemed to be the Fund's organizers; Messrs. A. Rene Dervaes, Jr. and Robert S. Dervaes are brothers. Such organizers will be deemed to "control" the Fund by virtue of their offices with the Fund and its Administrator.

        The board of directors will be responsible for the selection of Bonds for the Fund's portfolio, both at the outset and thereafter when initial Bonds are called or mature. None of the Fund's officers or directors is a financial analyst or otherwise experienced in the evaluation and selection of municipal securities, and in making selections for the Fund, they will be largely dependent on advice from dealers from whom they effect such purchases.

        It is not contemplated that the Fund's officers or directors will devote a substantial amount of time to the Fund. Following their initial selection of Bonds for the Fund's investment portfolio, it is anticipated that no other selections will required except to replace Bonds which have matured or been called, and to invest the amounts reserved from dividends. SRI-USA will be responsible for administration of the Fund's affairs. No officer or director has an employment agreement with the Fund.

THE ADMINISTRATOR

        The Fund has entered into an agreement with SRI-USA for administration of the Fund's affairs. Pursuant to such agreement, SRI-USA will be responsible for effecting distributions of the Fund's dividends, monitoring the receipt of interest and safekeeping of the Fund's Bond portfolio, and effecting liquidation of the Fund upon maturity of the Bonds; it is also responsible for providing any facilities and clerical services which may be required. SRI-USA has contributed $125,000 toward the expenses of organizing the Fund, which amount will be reimburssed to SRI-USA in the event of the consummation of the offering. The total cost of organization, registration, and sale of the Units (other than commissions) is expected to be approximately $250,000.

        SRI-USA is a wholly owned subsidiary of SRI, and was organized under the laws of Delaware in 1992. Mr. A. Rene Dervaes, Jr., is President and Chief Executive Officer of SRI-USA and SRI, and Mr. Robert Dervaes serves as Treasurer of both SRI and SRI-USA. Messrs. A. Rene Dervaes Jr. and Robert Dervaes, are two of the three directors of both SRI-USA and SRI.

        For its services, SRI-USA will receive a fee equal to 0.68% of the first $10,000,000 of the Fund's invested assets and 0.19% of any additional assets. Such fees are payable annually in advance, subject to a pro-rata refund in the event the administration agreement is terminated before the end of the year. The first year's fee will be payable in full upon organization of the Fund. Such fees and commissions incident to sale of the Units will be allocated among the different pools pro-rata according to the number of shares in each pool.

        The Administrator's principal function has been to organize the Fund and effect its registration under the Investment Company Act of 1940; after the offering, its responsibilities will be limited to certifying to the Custodian those Unit holders entitled to participate in distributions of interest from the Fund's Bond portfolio through dividends, monitoring the safekeeping of the Bonds, supervising distribution of principal upon maturity of the Bonds, organizing the annual meetings of the Fund's Unit holders at which directors will be elected, and maintaining such accounts, books, records and other documents required to be kept under federal or state law. All other functions will be performed by the Fund's Custodian and its dividend agent.

        Under the terms of the agreement between the Fund and the Administrator, the Administrator is required to serve until liquidation of the Fund in 2026, but the agreement may be terminated by the Fund's Unit holders at any time upon 60 days notice.

        The Administrator intends to sponsor and administer a number of funds similar to the Fund. Accordingly, the Administrator will not devote all or even a substantial portion of its time to the Fund's management. Because of the limited duties undertaken by the Administrator, however, and the fact that most services will be performed by the Fund's custodian and dividend agent, it is not expected that its management will require any material amount of time.

        Although certain of its principals are experienced in investments and corporate finance, the Administrator is a new company, without significant assets or operating history. It is intended that the Administrator will be engaged in financial services for the elderly and retired generally, and that it will sponsor other investment products similar to the Fund.

        Its executive offices are located at 3422 Old Capitol Trail (ste.
1106), Wilmington, Delaware 19808-6192 (telephone 302-996-3379).

THE CUSTODIAN AND DIVIDEND AGENT

        Custody of the Fund's portfolio Bonds has been assigned to the Palm Beach National Bank & Trust Co., 125 Worth Avenue, Palm Beach, Florida 33480.

        As custodian, the bank's duties will consist principally of safekeeping the Fund's Bonds, and receiving the interest on such Bonds.

        The custodian bank will serve as the Fund's dividend agent in distributing dividends to the Unit holders, and will serve as transfer agent with respect to any transfers of the Fund's securities.

REMUNERATION

        None of the Fund's officers or directors has received any compensation from the Fund to date. It is contemplated that in the future, directors will receive an annual fee, but the aggregate of such fees will not initially exceed one-tenth of one percent of the Fund's assets valued at cost. After the first year, the Fund intends to increase such fees in accordance with the cost of living index as published by the Department of Labor. Messrs. A. Rene Dervaes, Jr., and Robert Dervaes will also benefit indirectly from their relationship with the Fund through their salaries, and other distributions from SRI-USA, of which they are also officers and/or directors.

CERTAIN TRANSACTIONS WITH RELATED PARTIES

        The agreement between the Fund and its Administrator is not the result of arms-length negotiations; a majority of the Fund's directors and all of its officers are also officers and directors of SRI-USA. In addition, SRI-USA has contributed the funds to organize the Fund and offer its Units.

        While the contract between the Fund and SRI-USA will be subject to cancellation or revision in subsequent years, a majority of the Fund's officers and directors is anticipated to continue to be made up of officers and/or directors of SRI-USA.

--------------------------------------------------------------------------------

                                   THE UNITS

--------------------------------------------------------------------------------

        The authorized capital stock of the Fund consists of 20,000 shares of common stock, without par value. There are no shares of the Fund presently outstanding, and none will be issued until completion of the offering described herein. Shares will be issued only in Units consisting of two shares ($10,000) or five shares ($25,000) of the Fund's common stock. All shares issued in accordance with this offering will be fully paid, validly issued, and non-assessable.

LIQUIDATION

        Holders of the Units are entitled to share ratably in all of the assets of the Fund available for distribution upon the Fund's winding up in 2026, or in any earlier dissolution or liquidation. It is contemplated that each holder of Units will receive approximately the full amount of principal invested by him or her, but there can be no assurance that the Fund will have sufficient funds available for such distribution. While the costs of dissolution are not expected to be significant, there are a wide range of unforeseeable circumstances which could affect the Fund's net assets, such as unforeseen legal or accounting costs. Unit holders' rights to participate in the Fund's assets upon liquidation are junior to the rights of creditors.

        Under the Fund's certificate of incorporation, the Fund may not be dissolved except upon the unanimous vote of its stockholders (including all Unit holders living and entitled to dividends), provided that a majority vote of those shares present will be sufficient if the board of directors shall have first determined, in good faith, that there are no longer any original Unit holders living.

DISTRIBUTIONS

        Semi-annually, at least 98% of Bond interest in each pool (net of such pool's pro rata share of the Fund's expenses, such as legal, accounting, custodian and directors' fees) will be distributed in the form of dividends to those participants who have submitted personally executed coupons during the last six months of the year preceding the calendar year in which the dividend is paid, or otherwise conforms to the procedures established by the Administrator. (See "Dividends and Dividend Coupons".) Coupons received between July 1 and December 31 entitle the Unit holder to participation in all dividends declared during the following calendar year. Investors who have not submitted coupons or otherwise met the Fund's dividend participation requirements (including but not limited to deceased investors) will not be eligible to receive dividends in that calendar year. Each Unit holder's interest in income from the Fund's Bonds will terminate upon his or her death, and cannot be transferred to his or her estate, heirs or other survivors upon his or her death; nor can dividend rights be assigned during his or her lifetime.

        Those Unit holders who timely submit such a coupon (or otherwise conform with the Fund's procedures) will share in the dividends distributing the interest (net of expenses) allocated to his or her pool on a per capita basis. On account of the coupon feature, no dividends will be distributable to holders who have died, or to their heirs or estates. Upon timely application, special ar-rangements will be made, if requested, for Unit holders who are incapacitated. (See "Dividends and Dividend Coupons")

VOTING AND INSPECTION RIGHTS

        Each holder of Units will have one vote for every share registered in his or her name. Upon the death of a holder of Units, the right to vote will pass to such holder's designated beneficiary or to his or her estate. Holders of the Units will have the right to vote annually for directors. Holders of the Units will not have cumulative voting rights.

        Under the Fund's certificate of incorporation, any amendment of the certificate requires unanimous approval of the holders of the Fund's Units. Unit holders will have such right to inspect the Fund's books and records, including its stock records, as is provided by the General Corporation Law of the State of Delaware.

ILLIQUIDITY

        Interests in the Fund's dividends may not be transferred. A Unit holder wishing to transfer his or her Unit "stripped" of its dividend rights may do so, but there is not expected to be any market for such interests. Shares represented by the Units may be assigned by notifying the Custodian, but dividends will continue to be paid to the original investor until his or her death (or discontinuance of coupons), at which time they will cease altogether. It is not anticipated that any public market will develop for the Units.

REDEMPTION

        No Unit holder may require the Fund to redeem his or her Unit.

REPORTS TO SHAREHOLDERS

        The Fund will furnish holders of its Units with annual reports containing audited financial statements, indicating the number of Unit holders submitting coupons during the preceding period.

--------------------------------------------------------------------------------

                                  THE OFFERING

--------------------------------------------------------------------------------

        The Units are being offered through World Invest Corporation (the "Underwriter"), 2730 S.W. Third Avenue, Miami, Florida 33129, under an underwriting agreement pursuant to which the Underwriter has agreed to sell the Units on behalf of the Fund on a "best efforts" basis. For its services, the Underwriter will receive a fee (covering wholesale and administrative costs and commissions) of 8% of the offering price of the Units; under the terms of such agreement, the Underwriter may reallow a commission of up to 5.5% to registered broker-dealers who are members of the National Association of Securities Dealers, Inc. ("Participating Dealers"). Under the terms of such agreement, the Underwriter and Participating Dealers will sell such Units as agents for the

Fund and will have no obligation to sell any particular number of Units. The Underwriter does not have arrangements with any Participating Dealers for sale of the Units at the present time.

        The Underwriting Agreement provides for a reciprocal indemnification between the Company and the Underwriter against certain civil liabilities including liabilities under the Securities Act.

        The Fund will not offer its shares for sale in any state unless it has received either (1) the prior written opinion of the appropriate regulatory authority of that state that the shares do not constitute a contract of insurance, a tontine or a gambling contract under the laws of that state or (2) the opinion of an independent counsel licensed to practice law in the state to the same effect and, in the latter event, a post-effective amendment to the registration statement of which this prospectus is a part has become effective disclosing such opinion.

TERM OF OFFERING

        The offering will extend from the date of this Prospectus until June 30, 1997. All monies subscribed will be divided into up to 12 pools; $10,000 investments by men born in 1925 or 1926 and women born in 1920 or 1921 will be placed in one pool (such men and women having approximately the same life expectancy), and $25,000 investments by such persons in another; $10,000 investments by men born in 1927 or 1928 and women born 1922 or 1923 will be placed in a third pool, and $25,000 investments in a fourth; and so on for men and women born in each of the four subsequent two year periods, according to the amount invested. Unless 200 or more individuals from the same applicable two-year bracket subscribe the same amount during the period of the offering, all subscriptions will be returned to the subscribers in such bracket by the Escrow Agent; and unless at least $5,000,000 has been subscribed by groups totaling 200 or more individuals from the same applicable two-year bracket, all subscriptions will be returned to the subscribers by the Escrow Agent. If the minimum number fail to subscribe to a particular pool prior to June 30, 1997, the Administrator may, in its discretion, extend the offering with respect to such pool for up to 90 days.

        The Administrator may terminate the offering at any time, without notice, in its sole discretion.

        There are no shares or Units outstanding as of the date of this Prospectus, and none will be issued until the minimum number of subscriptions from individuals in the same applicable birth-years/amount-subscribed brackets have been accepted and the proceeds applied to the purchase of Bonds.

PRICE PER UNIT

        The securities offered hereby are being sold at $5,000 per share, in Units of two shares ($10,000) or five shares ($25,000). No one may purchase more than one $10,000 Unit and one $25,000 Unit in this offering.

HOW TO SUBSCRIBE

        Persons wishing to subscribe should execute a Subscription Agreement in the form accompanying this Prospectus.

        Subscriptions may be made only for one whole $10,000 Unit, one whole $25,000 Unit, or one of each. No fractional Units will be sold and no more than one Unit of the same denomination will be sold to the same investor. Subscriptions will be accepted from individuals only, and will not be accepted from joint tenants or tenants in common. Payment for Units should be made by check payable to "PALM BEACH NATIONAL BANK & TR. CO.--SENIORS' POOLED RETIREMENT FUND" and mailed to the underwriter, World Invest Corporation, or to a participating dealer.

INVESTOR QUALIFICATIONS

        In order to ensure that all investors are relatively equal in terms of life expectancy, investments in the Seniors' Pooled Retirement Fund will be available only to men born during the years 1925 to 1936 (ages approximately 60 to 71) and to women born during the years 1920 to 1931 (ages approximately 65 to 76). Each investor will be categorized according to his or her year of birth and the amount invested.

        The Units are not suitable for every investor; since the right to receive dividends is not transferrable and the Fund's shares may not be redeemed, individuals who have present or foreseeable need for the funds to be invested, either for himself or herself or for dependents, should not subscribe to the Fund. Investment is suitable only for individuals who contemplate the need for increased income in their old age, and have no obligations to others upon their death or have made alternative arrangements to satisfy such obligations. Investment does not represent a complete investment program.

        Each prospective subscriber is urged to consult with a qualified adviser to determine the suitability of an investment in the Fund, and the relationship of such an investment to the subscriber's financial position and overall investment program.

        Investment is limited to individuals born in the indicated years, and Units will be issued in the name of such individuals only, not in the name of joint tenants or tenants in common. No corporations, partnerships, trusts or other impersonal entities may invest.

COMMISSIONS

        Participating Dealers will be entitled to a commission of 5.5% of amounts subscribed for Units sold by them. Commissions will be released from the escrow account and paid at such time as the minimum number of investors has subscribed to a particular pool (provided the minimum $5,000,000 shall have been subscribed), and thereafter on a weekly basis. Such commissions will be paid by the Fund out of the proceeds of this offering.

        No commissions or expense allowances will be paid until the minimum number of investors have subscribed from that birth-years/amount-invested group, and groups containing such minimum numbers aggregate at least $5,000,000.

OTHER COSTS OF THE OFFERING

        The Fund's Administrator has paid $125,000 of the costs incident to organization of the Fund and the offering of the Units, including filing, printing, legal and accounting fees, and other miscellaneous fees, subject to reimbursement by the Fund in the event the offering is consummated. Additional costs (estimated at $125,000, or 2.5% of the minimum proceeds of the offering) will be paid or reimbursed by the Fund. Organizational costs and fees payable to the Administrator and Underwriters will reduce the amount available for investment by approximately 8.4%. If all the Units are sold, $91,651,000 will be available for investment; if only the minimum number are sold, $4,445,000 will be available for investment.

ESCROW

        Until such time as Bonds are purchased, or the offering terminates for failure to obtain a sufficient number of investors, all proceeds of the offering will be deposited with the Palm Beach National Bank & Trust Co., Palm Beach, Florida. In the event that fewer than 200 individuals born in the applicable two year bracket subscribe, no Bonds will be purchased with the subscriptions from that bracket, and all funds will be returned directly by the Escrow Agent to the subscribers born in such bracket, without charge or discount, and without interest. The escrow is also subject to receipt by the Fund of $5,000,000 of subscriptions from all groups having the minimum number of investors; if less than $5,000,000 has been subscribed by all subscribers, no Bonds will be purchased and all monies will be returned. In either event, however, the Administrator may, in its sole discretion, extend the offering for a period of up to 90 days, and in that event, all subscriptions will be retained in escrow until such subsequent time. All interest earned by the escrow funds will be retained by the Fund, regardless of whether such Funds are released to the Fund or returned to the investors.

RIGHT TO REJECT

        The Administrator reserves the right to reject any subscription in its sole discretion for any reason whatsoever and to withdraw this offering at any time prior to the purchase of Bonds.


--------------------------------------------------------------------------------

                           CERTAIN TAX CONSIDERATIONS

--------------------------------------------------------------------------------

        The Fund will invest only in Bonds as to which bond counsel for the issuer has opined that interest payable on such Bonds is exempt from federal income tax. From time to time, the Fund may hold monies in interest bearing bank accounts and/or make temporary investments in taxable instruments. Interest earned on these deposits or instruments and capital gains realized by the Fund from the sale or disposition of Bonds will be subject to federal income tax.

        Distributions by the Fund will be taxable to Unit holders as ordinary income when paid. The Fund will be obliged to withhold 20% of dividends payable to holders who do not furnish their correct Social Security number and certain certifications, or who are otherwise subject to the back-up withholding requirements of the Internal Revenue Code.

        Distributions of net short-term capital gains realized by the Fund, if any, will be taxable to Unit holders as ordinary income. While the Fund does not intend to sell its Bonds, it may recognize capital gain or loss upon the liquidation of its investment portfolio in connection with the termination of the Fund. Distributions, if any, of net capital gains (i.e. the excess of net long-term capital gain over net short-term capital loss) are taxable to Unit holders as long-term capital gains, regardless of the length of time the investor has owned Units of the Fund.

        The Code provides that interest on indebtedness incurred or continued to purchase or carry Units of the Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units.

        The foregoing is a general, abbreviated summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its Unit holders. These provisions are subject to change by legislative or administrative action, and any such change could be retroactive. Moreover, the foregoing does not address many of the factors that determine whether an investor may be liable for the alternative minimum tax. Unit holders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

--------------------------------------------------------------------------------

                             LEGAL MATTERS; EXPERTS

--------------------------------------------------------------------------------

        The validity of the securities being offered will be passed upon for the Fund by Freer & McGarry, A Professional Corporation, 1000 Thomas Jefferson Street, N.W., Washington, D.C. 20007. Certain legal matters will be passed upon for the Fund by Donald F. Mintmire, P.A., 265 Sunrise Avenue, Palm Beach, Florida 33480.

        The Fund's Statement of Assets and Liabilities at December 31, 1995, included in the Prospectus has been audited by Durland & Company, certified public accountants, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of said accountants as experts in auditing and accounting.

        The Table of Surviving Unit holders appearing in this Prospectus has been examined by Edward D'Mello, an independent certified actuary, and is included in reliance upon his report given upon his authority as a certified actuary. A copy of his report has been filed with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


        The Fund has filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., a Registration Statement under the Investment Company Act of 1940 and, with respect to the Units offered by this Prospectus, a registration statement under the Securities Act of 1933 (the "1933 Act"). For further information with respect to the Fund and the Units, reference is made to the Registration Statement and to the Exhibits listed therein. Statements contained in this prospectus with respect to any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy filed as an exhibit to the registration statement. The Registration Statement, the exhibits and other information can be inspected at the Commission's public reference facilities at Room 1204, 450 Fifth Street, N.W., Washington, D.C. 20549, and copies may be obtained from the Commission upon payment of certain fees prescribed by the Commission.

                         [DURLAND & COMPANY LETTERHEAD]





               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


To: The Stockholders
    Seniors' Pooled Retirement Fund
    (a development stage enterprise)
    Wilmington, Delaware

We have audited the accompanying Statement of Assets and Liabilities of Seniors' Pooled Retirement Fund, a development stage enterprise, (the "Fund") as of December 31, 1995. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the December 31, 1995 financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of December 31, 1995 in conformity with generally accepted accounting principles.





                                               /s/ DURLAND & COMPANY, CPAS, P.A.
                                               ---------------------------------
                                                   Durland & Company, CPAs, P.A.



Palm Beach, Florida
January 4, 1996

                        SENIORS' POOLED RETIREMENT FUND
                        (A Development Stage Enterprise)
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1995


                                     ASSETS

Cash                                                       $        82

Deferred offering costs                                        125,010
                                                              ---------

          Total Assets                                     $   125,092
                                                              =========



                           LIABILITIES AND NET ASSETS

        Liabilities

Due to SRI (fund manager)                                  $    23,110
                                                              ---------

          Total Liabilities                                     23,110
                                                              ---------


        Net Assets
  Common stock, no par value, Authorized
    20,000  shares; issued and outstanding
    0 (none) shares                                                  0

        Net Assets                                         $   101,982
                                                              =========





    The accompanying notes are an integral part of the financial statements.

                        SENIORS' POOLED RETIREMENT FUND
                        (A Development Stage Enterprise)
                         NOTES TO FINANCIAL STATEMENTS
                                December 31,1995

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        THE COMPANY. Seniors' Pooled Retirement Fund, (the "Fund") is a Delaware chartered development stage corporation. It will operate as a closed-end non-diversified investment company. The Fund was initially capitalized (as reflected herein) by Secured Retirement International, Inc. (SRI) by cash payments to third parties for expenses incurred in the organization of the fund. A wholly owned subsidiary of SRI will serve as the Fund's admistrator and receive an organizational and management fee. The Fund's activities to date have been limited to corporate organization and preparation for a planned public offering of the Fund's common stock. SRI will not be a stockholder of the Fund. Certain of the Fund's officers and members of the Board of Directors are affiliated with SRI.

        Under the Fund's certificate of incorporation, the right to participate in dividends declared on the shares comprising the units offered is limited to the original investor, and may not be transferred. The transfer of shares does not convey any right to participate in dividends. Upon the death of an investor, the holder of his or her shares will not be eligible to participate in dividends from the fund. The holders of the fund's shares will participate in the distribution of the Fund's principal which is not expected to occur until the year 2025.

        The amount available for investment will be reduced by approximately 8.4% as a result of commissions in the amount of 8% of the proceeds payable to the underwriter, along with other expenses related to the offering.

        The Fund's fiscal year end is December 31, and the Fund will be liquidated approximately 30 years after the date of a planned public offering of the Fund's shares of common stock, but no later than December 31, 2025.

        The financial statements have been prepared in conformity with generally accepted accounting principles.

        The following summarize the significant accounting and reporting policies and practices of the company:

    DEFERRED OFFERING COSTS Costs incurred in connection with the Fund's efforts to sell shares of its common stock through a public offering have been deferred and will be charged to capital once the offering period commences.

                        SENIORS' POOLED RETIREMENT FUND
                        (A Development Stage Enterprise)
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
    INCOME TAXES The Fund will invest exclusively in municipal bonds rated by Moody's or Standard & Poor's which provide interest income exempt from federal income tax. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute at least 98% of any taxable income to its shareholders.

(2) DUE TO SRI Due to SRI represents the cash payments to third parties for expenses incurred in the organization of the Fund. SRI will be reimbursed for the balance of those costs by the Fund after operations commence. The Fund received $100,000 in cash as additional contributed capital in July 1995. In October 1995 the Fund reimbursed SRI $101,900 of the $125,010 of deferred offering costs paid by SRI.

                                 ADMINISTRATOR
                        SECURED RETIREMENT U.S.A., INC.
                       3422 Old Capitol Trail (ste. 1106)
                           Wilmington, DE 19808-6192
       CUSTODIAN and DIVIDEND AGENT                INDEPENDENT AUDITOR
   Palm Beach National Bank & Trust Co.           Arthur J. Sinnott, CPA
             125 Worth Avenue                  8895 North Military Terrace
        Palm Beach, Florida 33480           Palm Beach Gardens, Florida 33410
                                    COUNSEL
         DONALD F. MINTMIRE, P.A.            FREER & MCGARRY, A PROFESSIONAL
       265 Sunrise Avenue (ste. 204)                   CORPORATION
        Palm Beach, Florida 33480           1000 Thomas Jefferson Street, N.W.
                                                  Washington, D.C. 20007

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                               Page
       Summary                                                   i
       Seniors' Pooled Retirement Fund                           1
       Allocations and Distributions                             6
       Dividends and Dividend Coupons                            8
       Management of the Fund                                    10
       The Units                                                 14
       The Offering                                              15
       Certain Tax Considerations                                18
       Legal Matters; Experts                                    19
       Additional Information                                    20
       Independent Auditor's Report                              21
       Statement of Assets and Liabilities                       22

                             ----------------------

              No dealer, salesman or any other person has been authorized to give any information or to make any representation in connection with this offering other than those contained in this Prospectus and, if made, such information or representation must not be relied upon as having been authorized by the Fund or its Administrator. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any security other than the Units offered by this Prospectus, nor does it constitute an offer to sell or a solicitation to buy the Units by any person in any jurisdiction where such an offer or solicitation is not authorized, or in which the person making such solicitation is not authorized, or in which the person making such offer is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. The delivery of this Prospectus at any time does not imply that the information is correct as of any time subsequent to its date. Prospective subscribers are cautioned not to construe this memorandum or any prior or subsequent communications as constituting legal or tax advice. Investors are urged to consult their own counsel as to all matters concerning this investment.

              UNTIL _____________, 1996, ALL DEALERS EFFECTING TRANSACTIONS IN THE SECURITIES OFFERED HEREBY, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                    PART II

                               OTHER INFORMATION

ITEM 1. MARKETING ARRANGEMENTS

   The Units are being offered through World Invest Corporation (the "Underwriter"), of Miami, Florida, under an underwriting agreement pursuant to which the Underwriter is engaged to sell the Units on a "best efforts" basis. For its services (including wholesaling, administrative expenses and commissions), the Underwriter will receive a commission of 8% of the offering price of the Units; under the terms of such agreement, the Underwriter may reallow a commission of up to 5.5% to registered broker-dealers who are members of the National Association of Securities Dealers, Inc. ("Participating Dealers"). Under the terms of such agreement, the Underwriter and Participating Dealers will sell the Units as agents for the Fund and will have no obligation to sell any particular number of Units. The Underwriter does not have arrangements with any Participating Dealers for sale of the Units at the present time.

   The offering will extend from the date of this Prospectus until September 30, 1995. All monies subscribed will be divided into up to 12 pools; $10,000 investments by men born in 1922 and 1923 and women born in 1918 and 1919 will be placed in one pool (such men and women having approximately the same life expectancy), and $25,000 investments by such persons in another; $10,000 investments by men born in 1924 or 1925 and women born 1920 and 1921 will be placed in a third pool, and $25,000 investments in a fourth; and so on for men and women born in each of the three subsequent two year periods, according to the amount invested. Unless 200 or more individuals from the same applicable two-year bracket subscribe the same amount during the period of the offering, all subscriptions will be returned to the subscribers in such bracket by the Escrow Agent; and unless at least $5,000,000 has been subscribed by groups of 200 or more individuals from the same applicable two-year bracket, all subscriptions will be returned to the subscribers by the Escrow Agent. If the minimum number fail to subscribe to a particular pool prior to September 30, 1995, the Administrator may, in its discretion, extend the offering with respect to such pool for up to 90 days.

   The Administrator may terminate the offering at any time, without notice, in its sole discretion.

   The Underwriting Agreement provides for reciprocal indemnification between the Fund and the Underwriter against certain civil liabilities including liabilities under the Securities Act of 1933 (the "Securities Act").

   The Administrator has the right to reimburse certain Participating Dealers for certain expenses incident to the offering of the Units.

   No commissions or expense allowances will be paid until the minimum number of investors have subscribed from that birth-years/amount-invested group, and groups containing such minimum numbers aggregate at least $5,000,000.

   Until such time as Bonds are purchased, or the offering terminates for failure to obtain a sufficient number of investors, all proceeds of the offering will be deposited with the Palm Beach National Bank & Trust Co., Palm Beach, Florida. In the event that fewer than 200 individuals born in the applicable two year bracket subscribe, no Bonds will be purchased with the subscriptions from that bracket, and all funds will be returned directly by the Escrow Agent to the subscribers born in such bracket, without charge or discount, and without interest. The purchase of any Bonds is also subject to receipt by the Fund of subscriptions, from groups meeting the minimum number of investors requirement, for at least $5,000,000 of Units during the offering period. If subscriptions from groups containing the minimum number of investors do not amount to $5,000,000 within the offering period, all monies will be returned.

ITEM 2.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

   The costs of organizing the Registrant and registering it under applicable securities laws in the amount of $125,000, including registration fees, legal and accounting fees, printing and other expenses have been paid by the Registrant's Administrator, Secured Retirement USA, Inc. The balance of these costs, estimated to be $125,000, will be paid by the Registrant. Normal expenses of advertising and promoting the Units will be paid by the Underwriter out of its commission.

ITEM 3.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

   Indemnification of the Registrant's officers and directors is governed by
Section 145 of the General Corporation Law of the State of Delaware, to which reference is hereby made. Generally, an officer or director who has been successful in his or her defense against any suit or proceeding, actual or threatened, is entitled to indemnification for all reasonable expenses, including attorneys fees. He or she is also entitled to reimbursement where a court determines that such director is fairly and reasonably entitled to indemnification. In addition, indemnification of a director is permitted where he or she acted in good faith, and reasonably believed his or her conduct was, if official conduct, in the best interests of the corporation or if other than official conduct not opposed to the interests of the corporation, and if criminal conduct, he or she had no reasonable cause to believe it was such. The termination of any proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere, creates a rebuttable presumption that a director is not entitled to indemnification where indemnification is permitted but not required, and indemnification is not permitted in any action alleging improper personal benefit.

   Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

   Under its certificate of incorporation, the registrant's directors are not personally liable to the corporation or its stockholders for monetary damages for a breach of the director's fiduciary duty, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct of a knowing violation of law, (iii) under section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit; but such exultation does not apply to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

   Neither the Registrant's certificate of incorporation or bylaws, nor any other instrument by which the registrant's affairs are governed, contains any provision which protects or purports to protect any director or officer, or any underwriter or affiliated person, of such registrant against any liability to the registrant or to its securities holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

ITEM 4. FINANCIAL STATEMENTS AND EXHIBITS

   (a) The following financial statement is included in Part I of the registration statement:
    (1) Statement of Assets and Liabilities as of December 31, 1995

   (b) The following exhibits are filed herewith (except as otherwise noted):
    (1) Certificate of Incorporation as now in effect
      (a) Amendment to Certificate of Incorporation filed September 24, 1992
    (2) Bylaws as now in effect
    (3) Not applicable
    (4) Securities to be issued by registrant
      (a) Specimen stock certificate
      (b) Form of coupon for dividends
    (5) Not applicable
    (6) Not applicable
    (7) Underwriting agreements
      (a) Underwriting agreement
      (b) Form of selected dealers agreement
    (8) Not applicable
    (9) Custody agreement among registrant and Palm Beach
      National Bank & Trust Co., together with schedule of fees
     (10) Other material contracts
      (a) Management agreement between registrant and Secured
        Retirement U.S.A., Inc.
      (b) Escrow agreement between registrant, underwriter and
        Palm Beach National Bank & Trust Co.
      (c) Indemnification agreement of Secured Retirement
        International, Inc.
     (11) Opinion and consent of Freer & Alagia, Chartered, as to legality of the securities to be offered
     (12) Other opinions and consents
      * (a) Consent of Durland & Company, C.P.A.s
        (b) Opinion of Edward D'Mello with respect to table of
          life expectancy and consent to use of name
        (c) Opinion of Mintmire, Alagia, Day & Smith
          with respect to compliance with insurance and gambling laws
        (d) Consent of Mintmire, Alagia, Day & Smith
        (e) Opinion and consent of Freer & McGarry as to compliance with certain provisions of the Investment Company Act of 1940.
    (13) Not applicable
    (14) Form of subscription agreement
     (15) Not applicable
    (16) Powers of attorney
-------------------------------

 * Filed herewith. All other exhibits were filed as exhibits to Registration Statement No. 33-45225 and are incorporated herein by reference.

ITEM 5. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

   Two of the persons who may be deemed to control the registrant by virtue of their offices and directorships, namely A. Rene' Dervaes, Jr. and Robert S. Dervaes, may also be deemed to control the registrant's administrator, Secured Retirement USA, Inc. (a Delaware corporation), of which they are majority stockholders indirectly through their majority stockownership of Secured Retirement International, Inc., the parent corporation of Secured Retirement USA, Inc., as well as officers and directors.

ITEM 6. NUMBER OF HOLDERS OF SECURITIES

   There are no shares or Units outstanding as of the date of this registration statement, and none will be issued until the minimum number of subscriptions from individuals in the same applicable birth-year/amount-subscribed brackets have been accepted.

ITEM 7. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by the Fund pursuant to the Investment Company Act will be maintained by the registrant's administrator, Secured Retirement USA, Inc., at its executive offices located at 3422 Old Capital Trail, Wilmington, Delaware 19808-6192.

ITEM 8. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

   Not applicable.

ITEM 9. MANAGEMENT SERVICES

   See discussion at "Sponsor; Administration" in Part I of this Registration Statement.

ITEM 10. UNDERTAKINGS

   (a) The Registrant undertakes to suspend offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

   (b) The Registrant will, if requested to do so by the holders of at least 10% of the Registrant's outstanding voting securities, call a meeting of shareholders for the purpose of voting upon the question of removal of one or more directors, and will in this regard assist communications among shareholders in at least one of the manners set forth within Section 16(c) of the Investment Company Act of 1940.

   (c) The Registrant undertakes:
    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement;
      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;
        (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
    (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and
    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

   (d) The Registrant undertakes not to offer any shares for sale in any state unless (1) it has received the prior written opinion of the insurance commissioner or other appropriate regulatory authority of such state that the shares do not constitute a contract of insurance or a tontine under the laws of such state and the prior written opinion of the appropriate authority of such state that the shares do not violate the gambling laws of such state or (2) the Registrant has received the opinion of an independent counsel licensed to practice law in such state that the shares do not constitute a contract of insurance or a tontine under the laws of such state or violate the gambling laws of such state and (i) the opinion has been filed with the Commission on a post-effective amendment to this Registration Statement, which post-effective amendment has become effective, (ii) the opinion is included and described in the Prospectus, (iii) the counsel giving the opinion is named in the Prospectus, (iv) a disclosure is made in the Prospectus that the Registrant is relying on the counsel as an expert and (v) the Prospectus states that the counsel consents to that reliance.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, at Palm Beach, Florida, on this 5th day of January, 1996.


                                           SENIORS' POOLED RETIREMENT FUND



                                           by /s/ A. Rene Dervaes, Jr.
                                              ----------------------------
                                              A. Rene Dervaes, Jr., President


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed below by the following persons on the dates specified.

              Name                        Title                      Date
              ----                        -----                      ----
/s/ A. Rene Dervaes, Jr.            President, Chief Executive      January 5, 1996
------------------------            Officer and Director
A. Rene Dervaes, Jr.


/s/ Robert S. Dervaes*              Treasurer and Director          January 5, 1996
------------------------            (principal financial officer)
Robert S. Dervaes


/s/ Donald F. Mintmire              Secretary and Director          January 5, 1996
----------------------
Donald F. Mintmire


/s/ Phillip H. Stewart              Director                        January 5, 1996
----------------------
Phillip H. Stewart


/s/ William M. Shaner, Jr.*         Director                        January 5, 1996
---------------------------
William M. Shaner, Jr.

* By /s/ A. Rene Dervaes, Jr.
         ----------------------
        A. Rene Dervaes, Jr.
        Attorney-in-Fact

                               INDEX TO EXHIBITS


The following exhibits are filed herewith (except as otherwise noted):

  (1) Certificate of Incorporation as now in effect
     (a) Amendment to Certificate of Incorporation filed September 24, 1992
  (2) Bylaws as now in effect
  (3) Not applicable
  (4) Securities to be issued by registrant
     (a) Specimen stock certificate
     (b) Form of coupon for dividends
  (5) Not applicable
  (6) Not applicable
  (7) Underwriting agreements
     (a) Underwriting agreement
     (b) Form of selected dealers agreement
  (8) Not applicable
  (9) Custody agreement between registrant and Palm Beach
     National Bank & Trust Co., together with schedule of fees
  (10) Other material contracts
     (a) Management agreement between registrant and Secured
         Retirement U.S.A., Inc.
     (b) Escrow agreement between registrant, underwriter and Palm Beach National Bank & Trust Co.
     (c) Indemnification agreement of Secured Retirement International, Inc.
  (11) Opinion and consent of Freer & Alagia, Chartered, as to legality of the securities to be offered
  (12) Other opinions and consents
     *(a) Consent of Durland & Company, C.P.A.s
     (b) Opinion of Edward D'Mello with respect to table of life expectancy and consent to use of name
     (c) Opinion of Mintmire, Alagia, Day & Smith with respect to compliance with insurance and gambling laws
     (d) Consent of Mintmire, Alagia, Day & Smith
     (e) Opinion of Freer & McGarry, a Professional Corporation, as to compliance with certain provisions of the Investment Company
       Act of 1940.
  (13) Not applicable
  (14) Form of subscription agreement
  (15) Not applicable
  (16) Powers of attorney

  *Filed herewith. All other exhibits were filed as exhibits to Registration
   Statement No. 33-45225 and are incorporated herein by reference.